UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 3, 2011

CONVERTED ORGANICS INC.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-33304	204075963
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

137A LEWIS WHARF, BOSTON, Massachusetts		02110
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	617-624-0111

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On January 3, 2011, we issued a press release announcing that the Nasdaq Stock Market ("Nasdaq") granted us via letter dated December 28, 2010, an additional 180-day period to regain compliance with the minimum $1 bid price per share requirement as required by Listing Rule 5550(a)(2)(the "Letter").

The Letter followed a June 29, 2010 letter from Nasdaq wherein we were notified that, based on the previous 30 consecutive business days, the Company’s common stock no longer met the minimum $1 bid price per share requirement and that the Company was provided 180 calendar days, or until December 27, 2010, to regain compliance. Our common stock did not regain compliance by December 27, 2010, however, Nasdaq granted the Company an additional 180 calendar day period, or until June 27, 2011, to regain compliance. Nasdaq's determination was based on the Company meeting the continued listing requirement for market value of publicly held shares and all other applicable requirements for initial listing on the Nasdaq Capital Market with the exception of the bid price requirement, and the Company’s written notice of its intention to cure the deficiency during the second compliance period by effecting a reverse stock split, if necessary. We submitted a letter to Nasdaq dated December 6, 2010 stating that the Company agreed to implement a reverse stock split should we not be able to cure our bid price deficiency, and that we would complete such split no later than ten business days prior to the expiration date in order to timely regain compliance.

The Letter stated that if at any time during the additional 180-day period, the closing bid price of the Company’s common stock is at least $1 per share for a minimum of 10 consecutive business days, that Nasdaq will provide written confirmation of compliance and that the matter will be closed. The Letter also stated that if compliance cannot be demonstrated by June 27, 2011, Nasdaq Staff will provide written notification that the Company’s common stock will be delisted. Should that occur, the Company may appeal Masdaq Staff’s determination to a Hearings Panel.

A copy of the press release regarding the notice from NASDAQ is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Press Release dated January 3, 2011.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONVERTED ORGANICS INC.

January 3, 2011	By:	/s/ Edward J. Gildea

Name: Edward J. Gildea
Title: President and CEO

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated January 3, 2011